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                                                                  EXHIBIT 10.8.5
                                                                      (DIRECTOR)

                         BENJAMIN FRANKLIN BANCORP, INC.

                        RESTRICTED STOCK AWARD AGREEMENT

      1. RESTRICTED STOCK AWARD. Benjamin Franklin Bancorp, Inc. (the "COMPANY") has granted to the following person (the "GRANTEE") a Restricted Stock award (the "AWARD"), pursuant to the Company's 2006 Stock Incentive Plan (the "PLAN"), of the number of shares (the "SHARES") of Common Stock ("COMMON STOCK") of the Company set forth opposite the Grantee's name below, subject to the terms and conditions of this Agreement and the Plan. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "CODE").

            NAME OF GRANTEE: __________________________________________________

            NUMBER OF SHARES OF COMMON STOCK GRANTED: _________________________

            DATE OF GRANT: ____________________________________________________

      2. FORFEITABLE SHARES AND RETAINABLE SHARES. All Shares shall be deemed to be "FORFEITABLE SHARES" until the Company's right of Forfeiture, described in
Section 4, below, has expired (and the Grantee's right to retain such shares has accrued) in accordance with the Stock Retention Schedule set forth in Section 3. Forfeitable Shares shall be subject to Forfeiture as described in Section 4, below. "RETAINABLE SHARES" are Shares held by the Grantee as to which the Company's right of Forfeiture has expired (and the Grantee's right to retain has accrued) based on the Stock Retention Schedule. All certificates representing Forfeitable Shares shall remain in the possession of the Company until such shares become Retainable Shares in accordance with the terms of this Agreement. The Company shall deliver to the Grantee a certificate representing the Grantee's Retainable Shares promptly after such Shares become Retainable Shares.

      3. RETAINABLE SHARES; STOCK RETENTION SCHEDULE. The Company's right of Forfeiture shall expire and the Shares shall become Retainable Shares in accordance with the following Stock Retention Schedule:

            (a) Twenty percent (20%) of the total number of Shares shall become Retainable Shares on the first anniversary of the Date of Grant; and

            (b) An additional twenty percent (20%) of the total number of Shares shall become Retainable Shares on the second through fifth anniversaries of the Date of Grant.

      4. FORFEITURE OF SHARES.

            (a) FORFEITURE. If for any reason the Grantee membership on the Company's Board of Directors terminates for any reason (other than the Grantee's death, Disability or retirement at the mandatory retirement age set forth in the Company's by-laws) before the end of the term of the Stock Retention Schedule, then all Shares which as of the date of such

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termination constitute Forfeitable Shares shall be forfeited to the Company
("FORFEITURE") without payment of any consideration by the Company. There shall be no further accruals under the Stock Retention Schedule (and no further Forfeitable Shares shall become Retainable Shares) from and after the date of any such termination.

            (b) DEATH OR DISABILITY. In the event of the death or Disability (as defined in the Plan) of the Grantee before the expiration of the Stock Retention Schedule, then the vesting of the Shares under the Stock Retention Schedule shall be automatically accelerated in full so that all of the Shares shall become Retainable Shares, effective as of the date of death or Disability.

            (c) MANDATORY RETIREMENT. . In the event that the Grantee's service on the Board of Directors terminates by reason of retirement at the mandatory retirement age set forth in the Company's by-laws before the expiration of the Stock Retention Schedule, then the vesting of the Shares under the Stock Retention Schedule shall be automatically accelerated in full so that all of the Shares shall become Retainable Shares, effective as of the date of such mandatory retirement.

            (d) FORFEITURE OF FORFEITABLE SHARES. The Grantee's rights in all Forfeitable Shares shall terminate automatically on the date of the Grantee's termination of service as a Director of the Company, and the Company may thereupon cancel the certificate or certificates representing such Forfeitable Shares on its books. In the event that the certificates then being held by the Company under this Agreement represent Retainable Shares as well as Forfeitable Shares, the Company shall issue to the Grantee a replacement certificate for such Retainable Shares.

            (e) NONTRANSFERABILITY OF FORFEITABLE SHARES. No Forfeitable Shares may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise). Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Forfeitable Shares, or upon the levy of any attachment or similar process upon Forfeitable Shares, the Company shall have a right of Forfeiture with respect to such Forfeitable Shares.

            (f) OTHER LIMITATIONS. All Retainable Shares shall remain subject to the other restrictions contained in this Agreement.

      5. NO SPECIAL RIGHTS. Nothing contained in the Plan or this Agreement shall confer upon the Grantee any right with respect to the continuation of his or her service as a Director of the Company or interfere in any way with the right of the Company at any time to terminate such services or to increase or decrease the Grantee's compensation.

      6. RIGHTS AS A SHAREHOLDER. The Grantee shall have the rights of a shareholder with respect to all of the Forfeitable Shares and the Retainable Shares held by the Grantee (including, without limitation, any rights to vote and to receive dividends or non-cash distributions with respect to such shares) unless and until the Company exercises its right of Forfeiture as to any or all of the Forfeitable Shares in accordance with Section 4.

      7. CHANGE IN CONTROL.

            (a) In the event a Change in Control occurs before the expiration of the Stock

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Retention Schedule, then the Stock Retention Schedule shall be automatically accelerated so that all Shares shall become Retainable Shares, effective as of the effective time of the Change in Control (or such earlier date as may be specified by the Committee).

            (b) A "CHANGE IN CONTROL" shall mean the occurrence of any one of the following events:

                  (i) If there has occurred a change in control which the Company would be required to report in response to Item 5.01 of Form 8-K promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or, if such regulation is no longer in effect, any regulations promulgated by the Securities and Exchange Commission pursuant to the 1934 Act which are intended to serve similar purposes;

                  (ii) When any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the 1934 Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of securities of the Company or Benjamin Franklin Bank (the "Bank") representing twenty-five percent (25%) or more of the total number of votes that may be cast for the election of directors of the Company or the Bank, as the case may be;

                  (iii) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Subsection (ii), (iv) or (v) of this Section 7(b)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors of the Company;

                  (iv) The stockholders of the Company approve a merger, share exchange or consolidation ("merger or consolidation") of the Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or

                  (v) The stockholders of the Company or the Bank approve a plan of complete liquidation of the Company or the Bank or an agreement for the sale or disposition by the Company or the Bank of all or substantially all of the Company's or the Bank's assets.

      8. AVAILABILITY OF TAX ELECTION. The Grantee acknowledges that the Company has advised the Grantee of the possibility of making an election under Section 83(b) of the Code with

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respect to the Award of the Shares and has recommended that the Grantee consult a qualified tax advisor regarding the desirability of making such an election in light of the Grantee's individual circumstances.

      9. MISCELLANEOUS.

            (a) Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Grantee.

            (b) Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company and delivered at the office of the President of the Company, or such other address as the Company may hereafter designate, or when deposited in the mail, postage prepaid, addressed to the attention of the President of the Company at such office or other address. Any notice to be given to the Grantee hereunder shall be deemed sufficient if addressed to and delivered in person to the Grantee at his address furnished to the Company or when deposited in the mail, postage prepaid, addressed to the Grantee at such address.

            (c) This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

            (d) This Agreement is and shall be subject in every respect to the provisions of the Plan, as amended from time to time, which is incorporated herein by reference and made a part hereof.

            (e) This Agreement is executed in two (2) counterpart originals, one
(1) to be retained by the Grantee and one (1) to be retained by the Company.

                                        BENJAMIN FRANKLIN BANCORP, INC.

                                        By:
                                            ------------------------------------
                                            Thomas R. Venables, President

                                        Address: 58 Main Street
                                                 Franklin, Massachusetts 02038

                              GRANTEE'S ACCEPTANCE

         The undersigned hereby accepts the grant of the Award described in this Agreement and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 2006 Stock Incentive Plan.

                                        GRANTEE

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